Exhibit 10.1

Execution Version
FIRST AMENDMENT
THIS FIRST AMENDMENT (this “Amendment”) dated as of February 9, 2024 to the Credit Agreement referenced below is by and among NCINO OPCO INC., a Delaware corporation (the “Borrower”), NCINO, INC., a Delaware corporation (“Holdings”), the other Guarantors identified on the signature pages hereto and Bank of America, N.A. as Lender (the “Lender”).
W I T N E S S E T H
WHEREAS, a revolving facility has been extended to the Borrower pursuant to the Credit Agreement (as amended, increased, extended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of February 11, 2022 by and among the Borrower, Holdings, the Guarantors identified therein and the Lender; and
WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Lender has agreed to such requested modifications on the terms and conditions set forth herein.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
2.Amendment to Credit Agreement. The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:
“Maturity Date” means February 11, 2025; provided, that, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.
3.Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Lender of (a) counterparts of this Amendment executed by the Borrower, Holdings, the Guarantors and the Lender and (b) certified resolutions of the governing body of each Loan Party authorizing this Amendment.
4.Amendment is a “Loan Document”; No Novation. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.
5.Reaffirmation of Representations and Warranties; No Default. Each Loan Party represents and warrants to the Lender that (a) the representations and warranties set forth in the Loan Documents, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and (b) as of the date hereof, no Default has occurred and is continuing, or would result from the consummation of the transactions contemplated by this Amendment.
6.Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents
13497026v2

and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.
7.No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
8.Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.
9.Governing Law; Jurisdiction; and Waiver of Jury Trial. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York. This Amendment shall be subject to the provisions regarding Jurisdiction and Waiver of Jury Trial set forth in Sections 10.13 and 10.14 of the Credit Agreement and such provisions are incorporated herein by this reference, mutatis mutandis.
[SIGNATURE PAGES FOLLOW]
13497026v2

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

BORROWER:	NCINO OPCO, INC., a Delaware corporation

By: /s/ Gregory D. Orenstein
Name: Gregory Orenstein
Title: Chief Financial Officer

HOLDINGS:	NCINO, INC., a Delaware corporation

By: /s/ Gregory D. Orenstein
Name: Gregory Orenstein
Title: Chief Financial Officer

GUARANTORS:	NCINO PORTFOLIO ANALYTICS, LLC, a Delaware limited liability company

By: /s/ Gregory D. Orenstein
Name: Gregory Orenstein
Title: Chief Financial Officer

SIMPLENEXUS, LLC, a Utah limited liability company

By: /s/ Gregory D. Orenstein
Name: Gregory Orenstein
Title: Chief Financial Officer

SNX INSURANCE LLC, a Utah limited liability company

By: /s/ Gregory D. Orenstein
Name: Gregory Orenstein
Title: Chief Financial Officer

L. BREWER AND ASSOCIATES, LLC, a Georgia limited liability company

By: /s/ Gregory D. Orenstein
Name: Gregory Orenstein
Title: Chief Financial Officer

First Amendment
nCino Opco, Inc.

LENDER:	BANK OF AMERICA, N.A.,

By: /s/ Thomas M. Paulk
Name: Thomas M. Paulk
Title: Senior Vice President
First Amendment
nCino Opco, Inc.